UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CITIGROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

In the Company’s Definitive Proxy Statement (EDGAR type “DEF 14A”) submitted on March 10, 2011, the following language in the EDGAR version of the proxy card filed with the Proxy Statement was inadvertently duplicated: “Proposal 6: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.”

The proxy card mailed to Stockholders was correct.

This Form DEFR14A is filed solely to correct the EDGAR version of the proxy card so that it reflects what was mailed to Stockholders.

CITIGROUP INC. P.O. BOX 990041 HARTFORD, CT 06199-0041

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 20, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Citigroup Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 20, 2011. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Citigroup Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
To view or print a copy of the Proxy Statement or Annual Report on Form 10-K, go to http://www.citigroup.com/citigroup/corporategovernance/ar.htm.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

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M31029-P07467-Z54861-Z54936 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

CITIGROUP INC.	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR Proposals 1-5, 1 Year on Proposal 6 and FOR on Proposal 7.
1.	Proposal to elect 14 directors		For	Against	Abstain					For	Against	Abstain
	1a.	Alain J.P. Belda	☐	☐	☐		1l.	Diana L. Taylor		☐	☐	☐
	1b.	Timothy C. Collins	☐	☐	☐		1m.	William S. Thompson, Jr.		☐	☐	☐
	1c.	Jerry A. Grundhofer	☐	☐	☐		1n.	Ernesto Zedillo		☐	☐	☐
	1d.	Robert L. Joss	☐	☐	☐	2.	Proposal to ratify the selection of KPMG LLP as Citi’s independent registered public accounting firm for 2011.			☐	☐	☐
	1e.	Michael E. O’Neill	☐	☐	☐	3.	Proposal to approve an Amendment to the Citigroup 2009 Stock Incentive Plan.			☐	☐	☐
	1f.	Vikram S. Pandit	☐	☐	☐	4.	Approval of Citi’s 2011 Executive Performance Plan.			☐	☐	☐
	1g.	Richard D. Parsons	☐	☐	☐	5.	Advisory Vote on Citi’s 2010 Executive Compensation.			☐	☐	☐
	1h.	Lawrence R. Ricciardi	☐	☐	☐	The Board of Directors recommends you vote 1 year on the following proposal:			1 Year	2 Years	3 Years	Abstain
	1i.	Judith Rodin	☐	☐	☐	6.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.		☐	☐	☐	☐
	1j.	Robert L. Ryan	☐	☐	☐	7.	Proposal to approve the Reverse Stock Split Extension.			For ☐	Against ☐	Abstain ☐
	1k.	Anthony M. Santomero	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposals 8 through 12.										For	Against	Abstain
8.	Stockholder proposal regarding political non-partisanship.									☐	☐	☐
9.	Stockholder proposal requesting a report on political contributions.									☐	☐	☐
10.	Stockholder proposal requesting a report on restoring trust and confidence in the Financial System.									☐	☐	☐
11.	Stockholder proposal requesting that stockholders holding 15% or above have the right to call special stockholder meetings.									☐	☐	☐
12.	Stockholder proposal requesting that the Audit Committee conduct an independent review and report on controls related to loans, foreclosures, and securitizations.									☐	☐	☐
										Yes	No
Please indicate if you would like to keep your vote confidential under the current policy.										☐	☐
Please indicate if you plan to attend the meeting and vote these shares in person.										☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET

2011 Annual Meeting of Stockholders

April 21, 2011 at 9:00 a.m. at

The Hilton New York, 1335 Avenue of the Americas, New York, New York

The entrance to the Hilton is on Avenue of the Americas (6th Ave.) between West 53rd Street and West 54th Street.

You should present this admission ticket in order to gain admittance to the meeting. This ticket admits only the stockholder(s) listed on the reverse side and is not transferable. Each stockholder may be asked to present valid picture identification, such as a driver’s license. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you submit your proxy by telephone or Internet, do not return your proxy card.

Thank you for your proxy submission.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at

http://www.citigroup.com/citigroup/corporategovernance/ar.htm.

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M31030-P07467-Z54861-Z54936

CITIGROUP INC.

Proxy Solicited on Behalf of the Board of Directors

of Citigroup Inc. for the Annual Meeting, April 21, 2011

The undersigned hereby constitutes and appoints Richard D. Parsons, Vikram S. Pandit and Michael S. Helfer, and each of them his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Citigroup Inc. (“Citigroup”) to be held at The Hilton New York, 1335 Avenue of the Americas, New York, New York, on Thursday, April 21, 2011, at 9:00 a.m. local time and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

If shares of Citigroup Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Citigroup Common Stock in the undersigned’s name and/or account under such Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions for telephone or Internet voting set forth on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1-5, 1 Year on Proposal 6 and FOR on Proposal 7 and AGAINST Proposals 8-12 and will be voted in the discretion of the proxies (or, in the case of a Voting Plan, will be voted in the discretion of the plan trustee or administrator) upon such other matters as may properly come before the Annual Meeting.

The signer(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said Annual Meeting and any adjournments or postponements thereof. NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE